EXHIBIT 32.2

Certification Pursuant to Rule 13a-14(b) or Rule 15d-14(b)

of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350

I, Lauren P. Silvernail, hereby certify pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, that the Quarterly Report of ISTA Pharmaceuticals, Inc. on Form 10-Q for the quarterly period ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q for the period ended March 31, 2007 fairly presents in all material respects the financial condition and results of operations of ISTA Pharmaceuticals, Inc.

Date: April 30, 2007	/s/ Lauren P. Silvernail
Lauren P. Silvernail
Chief Financial Officer, Chief Accounting Officer & Vice President, Corporate Development